UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2006
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other	(Commission File No.)	(IRS Employer Identification No.)
Jurisdiction of
Incorporation)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On May 22, 2006, the following directors of Connetics Corporation, or the Company, received restricted stock purchase awards upon re-election to the Company’s Board of Directors at the Company’s Annual Meeting of Stockholders, in the following amounts pursuant to Connetics’ Stock Plan (2000):
     David E. Cohen, M.D., 7,500 shares;
     R. Andrew Eckert, 7,500 shares;
     Carl B. Feldbaum, 7,500 shares;
     Denise M. Gilbert, Ph.D., 7,500 shares;
     John C. Kane, 7,500 shares;
     Thomas D. Kiley, 7,500 shares;
     Leon E. Panetta, 7,500 shares; and
     G. Kirk Raab, 7,500 shares.
     These restricted stock awards contain the following material terms: (a) a purchase price of $0.001 per share; (b) a forfeiture provision that provides for return of the shares to the Company if the director ceases to serve on our board at any time prior to May 22, 2007; (c) a restriction on transfer of the shares by the director prior to May 22, 2007; and (d) a vesting schedule that provides for 100% of the shares to fully vest on May 22, 2007. This description is qualified in its entirety by the form of Non-Employee Director Restricted Stock Purchase Agreement filed herewith as Exhibit 10.1, and incorporated into this Item 1.01 by reference. From time to time, the Company may, however, issue restricted stock shares under Connetics’ Stock Plan (2000) on terms different from those in the form agreement filed herewith.
     A copy of the Company’s Stock Plan (2000) is attached as Exhibit 4.4 to the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 13, 1999 (Registration Statement No. 333-85155) and is incorporated into this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Non-Employee Director Restricted Stock Purchase Agreement under Connetics Corporation’s Stock Plan (2000).

10.2	Connetics Corporation’s Stock Plan (2000) (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 13, 1999 (Registration Statement No. 333-85155)).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
	By:	/s/ Katrina J. Church
Katrina J. Church
Date: May 26, 2006		Executive Vice President, Legal Affairs General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Form of Non-Employee Director Restricted Stock Purchase Agreement under Connetics Corporation’s Stock Plan (2000).

10.2	Connetics Corporation’s Stock Plan (2000) (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 13, 1999 (Registration Statement No. 333-85155)).